BCA-2.10 (Rev. Jul. 1984)                                         File #

-----------------------------------------
Submit in Duplicate

Payment must be made by Certified
Check, Cashier's Check, Illinois
Attorney's Check, C.P.A.'s Check
or Money order, payable to "Secretary
of State

          DO NOT SEND CASH!

-----------------------------------------

             JIM EDGAR

         Secretary of State

          State of Illinois

      ARTICLES OF INCORPORATION

-----------------------------------------

        This Space For Use By
         Secretary of State

Date 12-24-86

License Fee    $   .50
Franchise Tax  $ 25.00
Filing Fee     $ 75.00
               $100.50

Clerk  /s/

-----------------------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE

The name of the corporation is STANDARD/WABASH PARKING CORPORATION
            (Shall contain the word "corporation", "company", "incorporated".)


--------------------------------------------------------------------------------
                     ("limited", or an abbreviation thereof)

ARTICLE TWO

The name and address of the initial registered agent and its registered office are:

      Registered Agent

                    Myron C. Warshauer
                    ------------------------------------------------------------
                    First Name                Middle Name              Last Name

      Registered Office

                    55 E. Monroe St., Suite 3512
                    ------------------------------------------------------------
                    Number                        Street     Suite # (A.P.O. Box
                                                             alone is not
                                                             acceptable)

                    Chicago                   60603                       Cook
                    ------------------------------------------------------------
                    City                     Zip Code                    County

ARTICLE THREE

The purpose or purposes for which the corporation is organized are:

          If not sufficient space to cover this point, add one or more sheets of this size.

      To engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act.

ARTICLE FOUR

Paragraph 1: The authorized shares shall be:

                Class     * Par value per share      Number of shares authorized
      --------------------------------------------------------------------------
               Common             $1.00                        10,000
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

          If not sufficient space to cover this point, add one or more sheets of this size.

ARTICLE FIVE

The number of shares to issued initially, and the consideration to be received by the corporation therefor, are:

                 *Par Value      Number of shares       Consideration to be
      Class       per share    proposed to be issued     received therefor
  ------------------------------------------------------------------------------
     Common         $1.00             1,000                 $ 1,000.00
  ------------------------------------------------------------------------------
                                                            $
  ------------------------------------------------------------------------------
                                                            $
  ------------------------------------------------------------------------------
                                                            $
  ------------------------------------------------------------------------------
                                                  TOTAL     $ 1,000.00
                                                            --------------------

----------
* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is

ARTICLE SIX OPTIONAL

The number of directors constituting the initial board of directors of the corporation is ________________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

              Name                              Residential Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ARTICLE SEVEN OPTIONAL

(a)   It is estimated that the value of all property to be
      owned by the corporation for the following year
      wherever located will be:                                $________________

(b)   It is estimated that the value of the property to be
      located within the State of Illinois during the
      following year will be:                                  $________________

(c)   It is estimated that the gross amount of business which
      will be transacted by the corporation during the
      following year will be:                                  $________________

(d)   It is estimated that the gross amount of business which
      will be transacted from places of business in the State
      of Illinois during the following year will be:           $________________

ARTICLE EIGHT OTHER PROVISIONS

Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                        NAMES & ADDRESS OF INCORPORATORS

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated December 24, 1986
      -----------    --

         Signatures and Names                        Post Office Address


    1. /s/ Gilbert L. Bratten                1. 100 W. Cook Street
      ----------------------------------       ---------------------------------
                 Signature                                   Street

       Gilbert L. Bratten                      Springfield, IL 62704
      ----------------------------------       ---------------------------------
      Name (please print)                      City/Town       State         Zip


   2.                                        2.
      ----------------------------------       ---------------------------------
                 Signature                                   Street


      ----------------------------------       ---------------------------------
      Name (please print)                      City/Town       State         Zip


   3.                                        3.
      ----------------------------------       ---------------------------------
                 Signature                                   Street


      ----------------------------------       ---------------------------------
      Name (please print)                      City/Town       State         Zip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                  Form BCA-2.10

File No.________________________________________________________________________
================================================================================

The following fees are required to be paid at the time of issuing the Certificate of Incorporation: FILING FEE $75.00; INITIAL LICENSE FEE of 1/20th of 1% of the consideration to be received for initial issued shares (See Art.
5). MINIMUM $.50; INITIAL FRANCHISE TAX of 1/10 of 1% of the consideration to be received for initial issued shares (see Art. 5). MINIMUM $25.00.

                              EXAMPLES OF TOTAL DUE

Consideration to                                                 TOTAL
  be Received                                                     Due*
================================================================================
 up to $1,000                                                   $100.50
--------------------------------------------------------------------------------
   $  5,000                                                     $102.50
--------------------------------------------------------------------------------
   $ 10,000                                                     $105.00
--------------------------------------------------------------------------------
   $ 25,000                                                     $112.00
--------------------------------------------------------------------------------
   $ 50,000                                                     $150.00
--------------------------------------------------------------------------------
   $150,000                                                     $225.00
--------------------------------------------------------------------------------
Includes Filing Fee + License Fee + Franchise Tax

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62576
                            Telephone: (217) 782-6961

================================================================================

File #  D5449-285-5
---------------------------------

  Form  BCA-5.10
        NFP-105.10

       (Rev. Jan. 1995)
---------------------------------

George H. Ryan
Secretary of State
Department of Business
Services
Springfield, IL 62756
Telephone (217) 782-3647
---------------------------------

         STATEMENT OF
           CHANGE
      OF REGISTERED AGENT
   AND/OR REGISTERED OFFICE

---------------------------------

            FILED

         DEC 12 1995

       GEORGE H. RYAN
      SECRETARY OF STATE

---------------------------------
       SUBMIT IN DUPLICATE
---------------------------------

     This space for use by
      Secretary of State

Date        12/12/95

Filing Fee  $5

Approved:   [Initials]
---------------------------------

 Remit payment in check or money
order, payable to "Secretary of
             State."
---------------------------------

1. CORPORATE NAME: Standard/Wabash Parking Corporation
                  --------------------------------------------------------------

2. STATE OR COUNTRY OF INCORPORATION: Illinois
                                     -------------------------------------------
================================================================================
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

      Registered Agent  Myron                   C.                    Warshauer
                        --------------------------------------------------------
                        First Name         Middle Name                Last Name

      Registered Office 55 E. Monroe St., Suite 3440
                        --------------------------------------------------------
                        Number               Street            Suite No. (A P.O.
                                                               Box alone is not
                                                               acceptable)

                        Chicago               60603                     Cook
                        --------------------------------------------------------
                        City                Zip Code                   County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

      Registered Agent  Myron                   C.                    Warshauer
                        --------------------------------------------------------
                        First Name         Middle Name                Last Name

      Registered Office 200 E. Randolph Dr., Suite 4800
                        --------------------------------------------------------
                        Number               Street            Suite No. (A P.O.
                                                               Box alone is not
                                                               acceptable)

                        Chicago               60601                     Cook
                        --------------------------------------------------------
                        City                Zip Code                   County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6. The above change was authorized by: ("X" one box only)

   a. |_| By resolution duly adopted by the board of directors. (Note 5)

   b. |X| By action of the registered agent. (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7. (If authorized by the board of directors, sign here. See Note 5)

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


Dated _______________________ 19___     ________________________________________
                                                (Exact Name of Corporation)

attested by __________________________  by _____________________________________
           (Signature of Secretary or          (Signature of Vice President)
               Assistant Secretary)


            --------------------------  ----------------------------------------
             (Type or Print Name and         (Type or Print Name and Title)
                      Title)

(If change of registered office by registered agent, sign here. See Note 6)

      The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


Dated November 8, 1995                  /s/
      -----------   --                  ----------------------------------------
                                       (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3. A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

     EXPEDITED
SECRETARY OF STATE
    MAR 18 1998
 EXP. FEES 25.00
COPY - CERT. 10.00

[SEAL of Secretary
     of State]

          STATE OF ILLINOIS

  Office of the Secretary of State

I hereby certify that this is a true
and correct copy, consisting of five
pages, as taken from the original on
file in this office.

          /s/ George H. Ryan

           GEORGE H. RYAN
         SECRETARY OF STATE

DATED: March 18, 1998
       -----------------------------
BY: /s/ Julie Jaeger
    --------------------------------